Exhibit 10.16

SEVENTH AMENDMENT TO CONSTRUCTION LOAN AND SECURITY AGREEMENT

THIS SEVENTH AMENDMENT TO CONSTRUCTION LOAN AND SECURITY AGREEMENT (this “Amendment”) is made as of February 9th, 2026, to be effective as of February 1, 2026, by and between 165 TOWNSHIP LINE ROAD OWNER LLC, a Delaware limited liability company (“Borrower”), and WILMINGTON SAVINGS FUND SOCIETY, FSB, a federal savings bank (“Lender”).

BACKGROUND

A. Borrower and Lender are parties to a Construction Loan and Security Agreement dated October 20, 2017, as amended by a First Amendment to Construction Loan and Security Agreement dated January 31, 2020, a Second Amendment to Construction Loan and Security Agreement dated October 24, 2024, a Third Amendment to Construction Loan and Security Agreement dated April 8, 2025, a Fourth Amendment to Construction Loan and Security Agreement dated July 21, 2025, a Fifth Amendment to Construction Loan and Security Agreement dated October 15, 2025, and a Sixth Amendment to Construction Loan and Security Agreement dated November 20, 2025 (collectively, the “Loan Agreement”).

B. All capitalized terms used herein without definition shall have the same meanings given to such terms in the Loan Agreement.

C. Borrower and Lender shall have agreed to make certain amendments to the loan Agreement, all on the terms hereinafter set forth.

NOW, THEREFORE, the parties hereto, intending to be legally bound hereby and incorporating the foregoing recitals by reference, covenant and agree as follows:

1. Incorporation of Background; Definitions. The Background provisions set forth above are hereby incorporated herein by reference.

2. Additional Debt Service Reserve. Upon its execution hereof, Borrower has deposited an additional sum in the amount of $75,000.00 with Lender in the Debt Service Account, which additional amount is deemed part of the Debt Service Reserve and has been deposited into the Debt Service Account (subject to the terms and conditions with respect thereto). Notwithstanding anything set forth in the Loan Agreement to the contrary, Lender shall advance no more than $6,250.00 to cover any single, monthly shortfall, and Borrower shall pay to Lender any remaining shortfall due to Lender.

3. Real Tax Reserve.

(a) Upon its execution hereof, Borrower has deposited with Lender an additional sum in the amount of $10,667.00 (together with such other sums deposited with Lender in accordance with this Section 3, the “Real Estate Tax Reserve”), which sum is one-twelfth (1/12) of the estimated amount of township/county real estate taxes due for the 2026 tax year and school real estate taxes due for the 2026/2027 tax year with respect to the Mortgaged Property, and on the first day of each calendar month hereafter, Borrower shall deposit with Lender an additional sum in the amount of $10,667.00. Upon Borrower’s request and upon presentation to Lender of the 2026 township/county real estate tax bills and/or the 2026/2027 school real estate tax bill, Lender shall pay from the Real Estate Tax Reserve the outstanding balances of such tax bills (but, in all events, in an amount not to exceed the Real Estate Tax Reserve then held by Lender).

(b) Lender shall hold the Real Estate Tax Reserve in an interest-bearing account (the “Tax Reserve Account”). All interest earned on the Tax Reserve Account shall accrue to the benefit of Borrower and be added to the Real Estate Tax Reserve. Lender is not responsible for the investment performance of such account or the loss of the principal thereof by reason of any cause whatsoever other than Lender’s gross negligence or willful misconduct. Borrower will be responsible for the payment of any reasonable costs associated with the establishment of and/or maintenance of such accounts.

(c) The Tax Reserve Account is hereby pledged by Borrower to Lender as additional security for the Loan and shall not be subject to the direction or control of Borrower. Upon the occurrence and during the continuance of an Event of Default, Lender may apply the funds in the 2026 Real Estate Tax Reserve on account of the sums owed by Borrower under the Loan Documents as Lender, in its sole discretion, may elect.

4. TI/LC Note Repayment. Lender and Borrower hereby acknowledge Borrower’s repayment in full of the TI/LC Note. Lender and Borrower agree that Lender’s commitment to make any further Loan advances pursuant to the TI/LC Note is hereby terminated.

5. Mortgage and Assignment of Leases. From and after the date hereof, all references in the Loan Documents to (a) the “Mortgage” shall hereinafter refer to the Open-End Mortgage and Security Agreement from Borrower in favor of Lender dated as of October 20, 2017 and effective as of October 20, 2017, and recorded in the Office of the Recorder of Deeds, in and for Montgomery County, Pennsylvania (the “Recorder’s Office”), on October 31, 2017 in Book 14432, Page 00140, as amended by that certain First Omnibus Amendment to Open-End Mortgage and Security Agreement and to Absolute Assignment of Rents and Leases between Borrower and Lender effective on or about the date hereof (the “Mortgage/ALR Amendment”), (b) the “Assignment of Leases” shall hereinafter refer to the Absolute Assignment of Rents and Leases from Borrower in favor of Lender dated as of October 20, 2017 and effective as of October 20, 2017, and recorded in the Recorder’s Office on October 31, 2017, in Book 6067, Page 00882, as amended by the Mortgage/ALR Amendment; and (c) the “Mortgaged Property” shall hereinafter refer to the Property (as defined in the Mortgage/ALR Amendment).

6. Condominium Provisions.

(a) With respect to the Condominium (as defined in the Mortgage/ALR Amendment), Borrower shall comply with all terms, conditions and covenants of the Declaration (as defined in the Mortgage/ALR Amendment), the bylaws and the rules and regulations thereof (collectively, the “Condominium Documents”).

(b) Borrower shall not, without Lender’s prior written consent (which shall not be unreasonably withheld, conditioned, or delayed), modify, amend or supplement any of the Condominium Documents (or vote in favor of any of the foregoing actions), or waive or consent to the waiver of any enforcement of the provisions thereof.

(c) Borrower shall promptly deliver to Lender a true and complete copy of any notice received by Borrower from the Association (as defined in the Declaration).

(d) Borrower shall not, without Lender’s prior written consent (which shall not be unreasonably withheld, conditioned, or delayed): (i) institute any action or proceeding for the partition of the Condominium; (ii) in the event of damage to or destruction of the Mortgaged Property, vote against a motion to repair, restore, or rebuild; (iii) subdivide any of the units comprising the Mortgaged Property; (iv) vote for any additions or improvements to the common elements of the Condominium; or (v) vote for any borrowing by the Association.

(e) In each case in which, under the provisions of the Condominium Documents, the consent or the vote of the unit owners is required, Borrower shall not vote or give such consent so as to materially impair the lien of the Mortgage or the security therefor.

(f) Borrower shall promptly pay as the same become due and payable all assessments levied by the Association on the Mortgaged Property and upon demand shall provide to Lender proof of payment thereof. If Borrower fails to make such payments as the same become due and payable, Lender shall have the right, but not the obligation, to make such payments and the same shall be added to debt secured by the Mortgage, and shall bear interest until repaid at the Default Rate (as such term is defined in the Note).

(g) If Borrower defaults under any of its obligations under the Condominium Documents, Lender shall have the right, but not the obligation, to cure such default (Borrower hereby authorizing Lender to enter upon the Premises as may be necessary for such purposes), and all sums expended by Lender for such purposes, including attorneys’ fees, shall be added to the debt secured by the Mortgage and shall bear interest until repaid at the Default Rate.

(h) After and during the continuance of an Event of Default, Borrower shall pay to Lender at the time of each monthly payment due under the Note, an additional amount, as reasonably determined by Lender, sufficient to pay the obligations under subsection (t) above when they become due. Such amounts shall be held by Lender without interest and applied to the payment of the obligations in respect of which such amounts were deposited or, at Lender’s option, to the payment of said obligations in such order or priority as Lender shall determine, on or before the respective dates on which the same or any of them would become delinquent. If one month prior to the due date of any aforementioned assessments, the amounts then on deposit with Lender therefor shall be insufficient for the payment of the assessment next coming due, Borrower shall, within five (5) days after notice, deposit the amount of the deficiency with Lender. Nothing herein contained shall be deemed to affect any right or remedy of Lender under any provisions of the Mortgage, the Loan Documents, or of any statute or rule of law to pay any such amount and to add the amount so paid, together with interest at the Default Rate, to the indebtedness secured by the Mortgage.

(i) After the occurrence and during the continuance of an Event of Default, and subject to the provisions of the Pennsylvania Uniform Condominium Act and the Condominium Documents, Lender shall have the right to exercise all voting rights of Borrower under the Condominium Documents as a unit owner and while any Event of Default continues, Borrower hereby nominates and appoints Lender irrevocably as Borrower’s proxy and attorney in fact to vote, and shall file such confirmation with the Association as required under the Condominium Documents to confirm such proxy. Written notice of any such existing Event of Default from Lender to the Association shall be deemed conclusive as to such right of Lender to vote and exercise all such rights. Such voting, however, shall not relieve Borrower of its obligations under the Condominium Documents and, in this regard, all such out-of-pocket costs and expenses incurred by Lender in connection therewith shall be immediately due and payable by Borrower to Lender upon demand and, if not so paid, shall be added to the indebtedness secured by the Mortgage and shall bear interest at the Default Rate until repaid by Borrower. Lender shall incur no liability to Borrower if any action taken by Lender or on Lender’s behalf in good faith pursuant to this provision shall be inadequate or invalid.

(j) Subject to the requirements of the Pennsylvania Uniform Condominium Act, the Condominium Documents, and the Declaration, after the occurrence and during the continuance of an Event of Default, Lender shall have the right to require that any members of the Executive Board (as defined in the Declaration) and any officers thereof, that are in each case elected (or appointed) by Borrower tender their written resignation and Lender shall have the right to replace such member or officer with a person elected or appointed by Lender. Further, Borrower shall reasonably cooperate with Lender to replace such directors and officers affiliated with Borrower with directors and officers of Lender’s choosing.

7. Extension of Maturity Date. The Maturity Date of the Loan has been extended to January 1, 2027 pursuant to the Sixth Amendment to the Acquisition Note of even date herewith.

8. Representations and Warranties of Borrower. Borrower hereby represents and warrants to Lender that:

(a) all of the representations and warranties contained in the Loan Agreement remain true and correct in all material respects as of the date of this Amendment;

(b) the Loan Documents, as modified hereby and by an amendment to the Acquisition Note of even date herewith, are valid, binding and enforceable; except as expressly set forth herein, no event of default exists and no condition has occurred, which, with the giving of notice or the lapse of time would constitute an Event of Default;

(c) Borrower holds fee simple title to the Mortgaged Property and the Mortgaged Property constitutes a distinct parcel for purposes of taxes and assessments and is not otherwise considered as part of a larger single lot for purposes of taxes or assessments;

(d) the Condominium Documents are unmodified and in full force and effect and constitute the only agreements regarding the Condominium as of the date hereof, and Borrower has not received or sent written notice of (and has no knowledge of) any default under the Condominium Documents;

(e) as of the date hereof: the outstanding principal balance of the Acquisition Note is $5,615,444.78; and the outstanding principal balance of the TI/LC Note is $0.00; and

(f) it has no set off, defense or counterclaim to its obligations under the Note and the other Loan Documents, all of which documents remain binding upon Borrower, unmodified and in full force and effect, except as modified hereby.

9. Release. Borrower hereby releases any claim which it may have against Lender or its agents with respect to the Loan or any of the Loan Documents, which Borrower now has or may have, from October 20, 2017 to the date hereof.

10. Lender’s Fee and Expenses; Outstanding Loan Payments.

(a) In consideration of Lender’s execution of this Amendment, Borrower shall pay all of Lender’s reasonable third party costs incurred in connection with this Amendment, including, without limitation, reasonable counsel fees, a $7.50 flood search fee, and a $200.00 Environmental Data Base Report fee.

(b) On the date hereof, Borrower shall pay to Lender the amount of $57,673.14 (consisting of the outstanding amounts of principal and interest due under the Acquisition Note as January 31, 2026).

11. Conflicts. If any of the provisions of this Amendment conflict with the provisions of the Loan Agreement, the provisions of this Amendment shall control.

12. Governing Law; Binding Effect. This Amendment shall be governed by and construed according to the laws of the Commonwealth of Pennsylvania, and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

13. No Other Modifications. Except as expressly modified hereby, the Loan Agreement remains unmodified and in full force and effect, and is enforceable against Borrower in accordance with its terms. Without limiting the generality of the preceding sentence, all rights and remedies of Lender under the Loan Agreement survive the making of this Amendment and shall continue in full force and effect.

14. Captions. The captions contained herein are not a part of this Amendment; they are only for the convenience of the parties hereto and do not in any way modify, amplify or give full notice of any of the terms or conditions of this Amendment.

15. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall have the force and effect of an original, and all of which shall constitute but one document. Furthermore, a facsimile or electronic image transmission signature (including, without limitation, portable data format (.pdt), DocuSign and AdobeSign) of any of the parties hereto on any counterpart may be relied upon as an original signature and shall be deemed an original for the purpose of determining the enforceability of this Amendment.

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IN WITNESS WHEREOF, Borrower and Lender have caused this Amendment to be duly executed as of the day and year first above written.

BORROWER:

165 TOWNSHIP LINE ROAD OWNER LLC, a Delaware limited liability company

By:	165 TOWNSHIP LINE ROAD MEMBER LLC, a Delaware limited liability company, its sole member

By:	165 Township Line Road Managing Member, a Delaware limited liability company, its managing member

By:	JOSS Realty Partners B LLC, a Delaware limited liability company, its managing

By:	/s/ Larry Botel
Larry Botel, Sole member

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[Signature Page to Seventh Amendment to Construction Loan and Security Agreement (165 Township Line Road)]

LENDER:

WILMINGTON SAVINGS FUND SOCIETY, FSB

By:	/s/ Paul F. Glanville
Paul F. Glanville,
Senior Vice President

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 [Signature Page to Seventh Amendment to Construction Loan and Security Agreement (165 Township Line Road)]

JOINDER OF GUARANTOR

Guarantor hereby joins in this Agreement solely to acknowledge his consent thereto and to confirm that: the Guaranty and the Environmental Indemnity remain unmodified and in full force and effect; Guarantor has no defenses to such documents; and Guarantor hereby releases, waives and relinquishes to Lender any defense that Guarantor may or might have had based on any action, inaction, or other matter relating to such documents or the Loan, from October 20, 2017 to the date of this Agreement.

GUARANTOR:

/s/ Larry Botel
LARRY BOTEL

[Signature Page to Seventh Amendment to Construction Loan and Security Agreement (165 Township Line Road)]